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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported) March 10, 1997
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ROY F. WESTON, INC.
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               (Exact Name of Registrant as Specified in Charter)


Pennsylvania                    0-4643                  23-1501990
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(State or Other Jurisdiction    (Commission             (IRS Employer
of Incorporation)               File Number)            Identification No.)


1 Weston Way, West Chester PA                           19380-1499
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(Address of Principal Executive Offices)                (Zip Code)


Registrant's telephone number, including area code   610-701-3000
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Item 5. Other Events

        The Registrant hereby incorporates by reference herein the information set forth in its News Release dated March 10, 1997, a copy of which is annexed hereto as Exhibit 99.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (c)  Exhibits.

                99. Roy F. Weston, Inc. News Release dated March 10, 1997 which announced that the Company signed an agreement to sell the assets of its Environmental Metrics Division to Recra Environmental, Inc.


                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                ROY F. WESTON, INC.
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Date:  March 10, 1997                   By:    /s/ M. Christine Murphy
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                                                   M. Christine Murphy
                                                   Executive Vice President of
                                                   Quality Assurance and Finance


                                 EXHIBIT INDEX


EXHIBIT                                 SUBMISSION MEDIA
-------                                 ----------------

99.   Roy F. Weston, Inc.               Electronic
      News Release dated
      March 10, 1997.